                                                                   EXHIBIT 4(c)

                                  May 2, 1995

BGLS Inc.
100 S.E. Second Street
Miami, FL  33131


Ladies and Gentlemen:

             The undersigned is the holder of $10,243,000 principal amount of your 13.75% Series 1 Senior Secured Notes due 1995 (the "Notes") (the "Beneficial Owner"). On April 3, 1995, you gave notice of redemption of the Notes (the "Redemption Notice") on May 3, 1995 pursuant to the Indenture dated as of September 30, 1994 between you and Shawmut Bank, N.A., trustee (the "Indenture", terms defined therein having the same meanings when used herein). You hereby represent that you deposited with the Trustee an amount (the "Deposit Amount") sufficient to effect the redemption of all the Securities on that date (which Deposit Amount shall remain on deposit until the Notes are redeemed). You represent that letter agreements substantially identical to this letter agreement ("Other Letter Agreements") are being entered into between you and all holders of Securities and that true and correct copies of the Other Letter Agreements are attached hereto.

             We hereby waive our right to have the Notes redeemed on May 3, 1995 pursuant to the Redemption Notice and thereafter until a date (not earlier than May 9, 1995), designated by written notice (a "Notice") (delivered by hand or by telecopy) of two Business Days from us to you or from you to us, in either case with a contemporaneous copy to the Trustee, such notice to be in place of any notice required under Section 3.03 of the Indenture. If you receive such a notice from any Person other than the undersigned, you agree to promptly deliver a copy of such notice to the undersigned, with a copy to the Beneficial Owner and its counsel for such purpose (if known to you). The Notes subject to this letter agreement and the Other Letter

Agreements shall become due and payable and shall be redeemed at 100% of the principal amount thereof plus (notwithstanding anything to the contrary in the Redemption Notice or the Indenture) interest accrued until redemption, upon the earliest to occur of (i) two Business Days after the sending of such Notice under this letter agreement or any Other Letter Agreement, (ii) the Maturity Date, (iii) any date on which the maturity of the Securities is accelerated and
(iv) any amendment or modification of any Other Letter Agreement. Without limiting our rights to receive such price, we acknowledge that the portion of the Deposit Amount applied towards redemption of the Notes (the "Proportionate Deposit Amount") will be limited to an amount proportional to the amount of Securities held by us. Unless actually utilized to retire the Notes beneficially owned by the undersigned, the Trustee shall retain the Proportionate Deposit Amount exclusively for such purpose. We shall have no liability to you, and no holder of Securities that enters into an Other Letter Agreement shall have any liability to us, based on the delivery of any such notice or the consequences thereof. The foregoing exculpation shall also inure to the benefit of any Beneficial Owners and any direct or indirect pledgee of the Notes. For purposes of the second paragraph of Section 3.05 of the Indenture, the definition of "Redemption Date" set forth in Section 1.01 shall be deemed amended to read as follows:

             "'Redemption Date,' when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the letter agreements dated May 2, 1995 among the Company, the Trustee and the Holders amending this Indenture."

             We also waive, as holders of Securities and Series 2 Notes, any default that may have arisen under the Indenture or the Series 2 Note Indenture solely as a result of the application of Payments from NV Holdings not in excess of $5,552,048 to pay interest on April 1, 1995 on the Series 2 Notes; provided, however, that the foregoing waiver is based upon your representation and warranty, which you hereby make, that Exhibit A hereto accurately describes the amount, source and flow of such Payments and shall in any event expire on the day following the day fixed for redemption pursuant to clauses (i) - (iv) of the preceding paragraph. Except as specifically provided in the immediately preceding sentence, nothing in this letter agreement shall limit our rights with respect to any Default or Event of Default. You represent that as of the date hereof there is no other Default or Event of Default continuing.

             Between the date hereof and the date of imposition of the legend referred to in the next sentence, we agree not to transfer any of the Notes unless the transferee agrees in writing to be bound by the terms of this letter agreement. We agree to surrender the Notes to the Trustee promptly after the date hereof so that they can be legended to reflect the contents of this letter agreement, provided that the arrangements for such legending are reasonably satisfactory to us and to the Beneficial Owner.

             Please indicate that the foregoing represents our agreement by signing and returning the enclosed copy of this letter. This letter agreement shall represent a supplement to the Indenture. Except as supplemented hereby, the Indenture remains and shall remain in full force and effect. The Trustee shall have no liability to any Person with respect to its action or inaction pursuant to this letter agreement taken absent negligence or bad faith.

             This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

             This letter agreement shall not be effective until each of the following conditions has occurred: (i) this letter agreement shall have been duly executed and delivered by you and the Trustee, (ii) each Other Letter Agreement shall have been duly executed and delivered by all the parties thereto and (iii) the undersigned shall have received the executed legal opinion of Milbank, Tweed, Hadley & McCloy, substantially in the form of Exhibit B hereto.


                                          Very truly yours,

                                          TORTOISE CORP.

                                          By______________________
                                            Name:  Robert Mitchell
                                            Title:  Vice President
                                                    and Assistant
                                                      Secretary

Accepted and agreed:

BGLS INC.

By_______________________
  Name:
  Title:

Acknowledged and agreed:

SHAWMUT BANK, N.A., Trustee

By_______________________
  Name:
  Title:

                                   EXHIBIT A



Dividends received from New Valley Holdings            $31,040,941

  Deposit Amount                                        23,874,179
  Interest on Securities                                 1,614,714
  Applied to interest on
    Series 2 Notes                                     $ 5,552,048


                                  May 2, 1995

AIF II, L.P.
Artemis America LLC
Mainstay High Yield Corporate
  Bond Fund
Tortoise & Co.



Ladies and Gentlemen:

             We have acted as special New York counsel to BGLS Inc. in connection with letter agreements dated as of the date hereof among each of you (or your nominee), the Company and Shawmut Bank, N.A., trustee under an Indenture (the "Indenture") dated as of September 30, 1994 relating to 13.75% Series 1 Senior Secured Notes due 1995 (the "Letter Agreements"). Terms defined in the Indenture are used herein as defined therein.

             In rendering the opinion expressed below, we have examined the following agreements, instruments and other documents:

             (a) the Indenture;

             (b) the Pledge Agreement;

             (c) the Letter Agreements; and

             (d) such other documents as we have deemed necessary as a basis for the opinion expressed below.

             Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinion expressed below, we are of the opinion that to the extent the Pledge Agreement created a security interest in the Collateral securing the Securities, that security interest was not affected by the call of the Securities for redemption on May 3, 1995, the deposit of the Redemption Price with the Trustee or the postponement of the redemption pursuant to the Letter Agreements.

             The foregoing opinion is limited to matters involving the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

             This opinion letter is provided to you by us in our capacity as special New York counsel to the Company and may not be relied upon by any person or for any purpose other than in connection with the transactions contemplated by the Letter Agreements without, in each instance, our prior written consent.

                                          Very truly yours,




MLW:MMI

                                  May 2, 1995

BGLS Inc.
100 S.E. Second Street
Miami, FL  33131

Ladies and Gentlemen:

             The undersigned is the holder of $5,644,000 principal amount of your 13.75% Series 1 Senior Secured Notes due 1995 (the "Notes") as nominee for Artemis America LLC as beneficial owner (the "Beneficial Owner"). On April 3, 1995, you gave notice of redemption of the Notes (the "Redemption Notice") on May 3, 1995 pursuant to the Indenture dated as of September 30, 1994 between you and Shawmut Bank, N.A., trustee (the "Indenture", terms defined therein having the same meanings when used herein). You hereby represent that you deposited with the Trustee an amount (the "Deposit Amount") sufficient to effect the redemption of all the Securities on that date (which Deposit Amount shall remain on deposit until the Notes are redeemed). You represent that letter agreements substantially identical to this letter agreement ("Other Letter Agreements") are being entered into between you and all holders of Securities and that true and correct copies of the Other Letter Agreements are attached hereto.

             We hereby waive our right to have the Notes redeemed on May 3, 1995 pursuant to the Redemption Notice and thereafter until a date (not earlier than May 9, 1995), designated by written notice (a "Notice") (delivered by hand or by telecopy) of two Business Days from us to you or from you to us, in either case with a contemporaneous copy to the Trustee, such notice to be in place of any notice required under Section 3.03 of the Indenture. If you receive such a notice from any Person other than the undersigned, you agree to promptly deliver a copy of such notice to the undersigned, with a copy to the Beneficial Owner and its counsel for such purpose (if known to you). The Notes subject to this letter agreement and the Other Letter Agreements shall become due and payable and shall be redeemed at

100% of the principal amount thereof plus (notwithstanding anything to the contrary in the Redemption Notice or the Indenture) interest accrued until redemption, upon the earliest to occur of (i) two Business Days after the sending of such Notice under this letter agreement or any Other Letter Agreement, (ii) the Maturity Date, (iii) any date on which the maturity of the Securities is accelerated and (iv) any amendment or modification of any Other Letter Agreement. Without limiting our rights to receive such price, we acknowledge that the portion of the Deposit Amount applied towards redemption of the Notes (the "Proportionate Deposit Amount") will be limited to an amount proportional to the amount of Securities held by us. Unless actually utilized to retire the Notes beneficially owned by the undersigned, the Trustee shall retain the Proportionate Deposit Amount exclusively for such purpose. We shall have no liability to you, and no holder of Securities that enters into an Other Letter Agreement shall have any liability to us, based on the delivery of any such notice or the consequences thereof. The foregoing exculpation shall also inure to the benefit of any Beneficial Owners and any direct or indirect pledgee of the Notes. For purposes of the second paragraph of Section 3.05 of the Indenture, the definition of "Redemption Date" set forth in Section 1.01 shall be deemed amended to read as follows:

             "'Redemption Date,' when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the letter agreements dated May 2, 1995 among the Company, the Trustee and the Holders amending this Indenture."

             We also waive, as holders of Securities and Series 2 Notes, any default that may have arisen under the Indenture or the Series 2 Note Indenture solely as a result of the application of Payments from NV Holdings not in excess of $5,552,048 to pay interest on April 1, 1995 on the Series 2 Notes; provided, however, that the foregoing waiver is based upon your representation and warranty, which you hereby make, that Exhibit A hereto accurately describes the amount, source and flow of such Payments and shall in any event expire on the day following the day fixed for redemption pursuant to clauses (i) - (iv) of the preceding paragraph. Except as specifically provided in the immediately preceding sentence, nothing in this letter agreement shall limit our rights with respect to any Default or Event of Default. You represent that as of the date hereof there is no other Default or Event of Default continuing.

             Between the date hereof and the date of imposition of the legend referred to in the next sentence, we agree not to transfer any of the Notes unless the transferee agrees in writing to be bound by the terms of this letter agreement. We agree to surrender the Notes to the Trustee promptly after the date hereof so that they can be legended to reflect the contents of this letter agreement, provided that the arrangements for such legending are reasonably satisfactory to us and to the Beneficial Owner.

             Please indicate that the foregoing represents our agreement by signing and returning the enclosed copy of this letter. This letter agreement shall represent a supplement to the Indenture. Except as supplemented hereby, the Indenture remains and shall remain in full force and effect. The Trustee shall have no liability to any Person with respect to its action or inaction pursuant to this letter agreement taken absent negligence or bad faith.

             This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

             This letter agreement shall not be effective until each of the following conditions has occurred: (i) this letter agreement shall have been duly executed and delivered by you and the Trustee, (ii) each Other Letter Agreement shall have been duly executed and delivered by all the parties thereto and (iii) the undersigned shall have received the executed legal opinion of Milbank, Tweed, Hadley & McCloy, substantially in the form of Exhibit B hereto.


                                          Very truly yours,

                                          THE BANK OF NEW YORK
                                            (in its nominee name
                                            Hare & Co.), as custodian
                                            for Artemis America LLC


                                          By___________________________
                                            Name:
                                            Title:

Accepted and agreed:

BGLS INC.

By_______________________
  Name:
  Title:

Acknowledged and agreed:

SHAWMUT BANK, N.A., Trustee

By_______________________
  Name:
  Title:

                                   EXHIBIT A



Dividends received from New Valley Holdings            $31,040,941

  Deposit Amount                                        23,874,179
  Interest on Securities                                 1,614,714
  Applied to interest on
    Series 2 Notes                                     $ 5,552,048

                                  May 2, 1995

AIF II, L.P.
Artemis America LLC
Mainstay High Yield Corporate
  Bond Fund
Tortoise & Co.



Ladies and Gentlemen:

             We have acted as special New York counsel to BGLS Inc. in connection with letter agreements dated as of the date hereof among each of you (or your nominee), the Company and Shawmut Bank, N.A., trustee under an Indenture (the "Indenture") dated as of September 30, 1994 relating to 13.75% Series 1 Senior Secured Notes due 1995 (the "Letter Agreements"). Terms defined in the Indenture are used herein as defined therein.

             In rendering the opinion expressed below, we have examined the following agreements, instruments and other documents:

             (a) the Indenture;

             (b) the Pledge Agreement;

             (c) the Letter Agreements; and

             (d) such other documents as we have deemed necessary as a basis for the opinion expressed below.

             Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinion expressed below, we are of the opinion that to the extent the Pledge Agreement created a security interest in the Collateral securing the Securities, that security interest was not affected by the call of the Securities for redemption on May 3, 1995, the deposit of the Redemption Price with the Trustee or the postponement of the redemption pursuant to the Letter Agreements.

             The foregoing opinion is limited to matters involving the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

             This opinion letter is provided to you by us in our capacity as special New York counsel to the Company and may not be relied upon by any person or for any purpose other than in connection with the transactions contemplated by the Letter Agreements without, in each instance, our prior written consent.

                                          Very truly yours,




MLW:MMI

                                  May 2, 1995

BGLS Inc.
100 S.E. Second Street
Miami, FL  33131

Ladies and Gentlemen:

             The undersigned is the holder of $7,330,000 principal amount of your 13.75% Series 1 Senior Secured Notes due 1995 (the "Notes") as nominee for AIF II, L.P. as beneficial owner (the "Beneficial Owner"). On April 3, 1995, you gave notice of redemption of the Notes (the "Redemption Notice") on May 3, 1995 pursuant to the Indenture dated as of September 30, 1994 between you and Shawmut Bank, N.A., trustee (the "Indenture", terms defined therein having the same meanings when used herein). You hereby represent that you deposited with the Trustee an amount (the "Deposit Amount") sufficient to effect the redemption of all the Securities on that date (which Deposit Amount shall remain on deposit until the Notes are redeemed). You represent that letter agreements substantially identical to this letter agreement ("Other Letter Agreements") are being entered into between you and all holders of Securities and that true and correct copies of the Other Letter Agreements are attached hereto.

             We hereby waive our right to have the Notes redeemed on May 3, 1995 pursuant to the Redemption Notice and thereafter until a date (not earlier than May 9, 1995), designated by written notice (a "Notice") (delivered by hand or by telecopy) of two Business Days from us to you or from you to us, in either case with a contemporaneous copy to the Trustee, such notice to be in place of any notice required under Section 3.03 of the Indenture. If you receive such a notice from any Person other than the undersigned, you agree to promptly deliver a copy of such notice to the undersigned, with a copy to the Beneficial Owner and its counsel for such purpose (if known to you). The Notes subject to this letter agreement and the Other Letter Agreements shall become due and payable and shall be redeemed at

100% of the principal amount thereof plus (notwithstanding anything to the contrary in the Redemption Notice or the Indenture) interest accrued until redemption, upon the earliest to occur of (i) two Business Days after the sending of such Notice under this letter agreement or any Other Letter Agreement, (ii) the Maturity Date, (iii) any date on which the maturity of the Securities is accelerated and (iv) any amendment or modification of any Other Letter Agreement. Without limiting our rights to receive such price, we acknowledge that the portion of the Deposit Amount applied towards redemption of the Notes (the "Proportionate Deposit Amount") will be limited to an amount proportional to the amount of Securities held by us. Unless actually utilized to retire the Notes beneficially owned by the undersigned, the Trustee shall retain the Proportionate Deposit Amount exclusively for such purpose. We shall have no liability to you, and no holder of Securities that enters into an Other Letter Agreement shall have any liability to us, based on the delivery of any such notice or the consequences thereof. The foregoing exculpation shall also inure to the benefit of any Beneficial Owners and any direct or indirect pledgee of the Notes. For purposes of the second paragraph of Section 3.05 of the Indenture, the definition of "Redemption Date" set forth in Section 1.01 shall be deemed amended to read as follows:

             "'Redemption Date,' when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the letter agreements dated May 2, 1995 among the Company, the Trustee and the Holders amending this Indenture."

             We also waive, as holders of Securities and Series 2 Notes, any default that may have arisen under the Indenture or the Series 2 Note Indenture solely as a result of the application of Payments from NV Holdings not in excess of $5,552,048 to pay interest on April 1, 1995 on the Series 2 Notes; provided, however, that the foregoing waiver is based upon your representation and warranty, which you hereby make, that Exhibit A hereto accurately describes the amount, source and flow of such Payments and shall in any event expire on the day following the day fixed for redemption pursuant to clauses (i) - (iv) of the preceding paragraph. Except as specifically provided in the immediately preceding sentence, nothing in this letter agreement shall limit our rights with respect to any Default or Event of Default. You represent that as of the date hereof there is no other Default or Event of Default continuing.

             Between the date hereof and the date of imposition of the legend referred to in the next sentence, we agree not to transfer any of the Notes unless the transferee agrees in writing to be bound by the terms of this letter agreement. We agree to surrender the Notes to the Trustee promptly after the date hereof so that they can be legended to reflect the contents of this letter agreement, provided that the arrangements for such legending are reasonably satisfactory to us and to the Beneficial Owner.

             Please indicate that the foregoing represents our agreement by signing and returning the enclosed copy of this letter. This letter agreement shall represent a supplement to the Indenture. Except as supplemented hereby, the Indenture remains and shall remain in full force and effect. The Trustee shall have no liability to any Person with respect to its action or inaction pursuant to this letter agreement taken absent negligence or bad faith.

             This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

             This letter agreement shall not be effective until each of the following conditions has occurred: (i) this letter agreement shall have been duly executed and delivered by you and the Trustee, (ii) each Other Letter Agreement shall have been duly executed and delivered by all the parties thereto and (iii) the undersigned shall have received the executed legal opinion of Milbank, Tweed, Hadley & McCloy, substantially in the form of Exhibit B hereto.


                                          Very truly yours,

                                          UNITED STATES TRUST COMPANY
                                            OF NEW YORK (in its nominee
                                            name Atwell & Co.), as
                                            custodian for AIF II, L.P.


                                          By___________________________
                                            Name:
                                            Title:

Accepted and agreed:

BGLS INC.

By_______________________
  Name:
  Title:

Acknowledged and agreed:

SHAWMUT BANK, N.A., Trustee

By_______________________
  Name:
  Title:

                                   EXHIBIT A



Dividends received from New Valley Holdings            $31,040,941

  Deposit Amount                                        23,874,179
  Interest on Securities                                 1,614,714
  Applied to interest on
    Series 2 Notes                                     $ 5,552,048

                                  May 2, 1995

AIF II, L.P.
Artemis America LLC
Mainstay High Yield Corporate
  Bond Fund
Tortoise & Co.



Ladies and Gentlemen:

             We have acted as special New York counsel to BGLS Inc. in connection with letter agreements dated as of the date hereof among each of you (or your nominee), the Company and Shawmut Bank, N.A., trustee under an Indenture (the "Indenture") dated as of September 30, 1994 relating to 13.75% Series 1 Senior Secured Notes due 1995 (the "Letter Agreements"). Terms defined in the Indenture are used herein as defined therein.

             In rendering the opinion expressed below, we have examined the following agreements, instruments and other documents:

             (a) the Indenture;

             (b) the Pledge Agreement;

             (c) the Letter Agreements; and

             (d) such other documents as we have deemed necessary as a basis for the opinion expressed below.

             Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinion expressed below, we are of the opinion that to the extent the Pledge Agreement created a security interest in the Collateral securing the Securities, that security interest was not affected by the call of the Securities for redemption on May 3, 1995, the deposit of the Redemption Price with the Trustee or the postponement of the redemption pursuant to the Letter Agreements.

             The foregoing opinion is limited to matters involving the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

             This opinion letter is provided to you by us in our capacity as special New York counsel to the Company and may not be relied upon by any person or for any purpose other than in connection with the transactions contemplated by the Letter Agreements without, in each instance, our prior written consent.

                                          Very truly yours,




MLW:MMI

                                  May 2, 1995

BGLS Inc.
100 S.E. Second Street
Miami, FL  33131

Ladies and Gentlemen:

             The undersigned is the holder of $377,000 principal amount of your 13.75% Series 1 Senior Secured Notes due 1995 (the "Notes") as nominee for Mainstay High Yield Corporate Bond Fund as beneficial owner (the "Beneficial Owner"). On April 3, 1995, you gave notice of redemption of the Notes (the "Redemption Notice") on May 3, 1995 pursuant to the Indenture dated as of September 30, 1994 between you and Shawmut Bank, N.A., trustee (the "Indenture", terms defined therein having the same meanings when used herein). You hereby represent that you deposited with the Trustee an amount (the "Deposit Amount") sufficient to effect the redemption of all the Securities on that date (which Deposit Amount shall remain on deposit until the Notes are redeemed). You represent that letter agreements substantially identical to this letter agreement ("Other Letter Agreements") are being entered into between you and all holders of Securities and that true and correct copies of the Other Letter Agreements are attached hereto.

             We hereby waive our right to have the Notes redeemed on May 3, 1995 pursuant to the Redemption Notice and thereafter until a date (not earlier than May 9, 1995), designated by written notice (a "Notice") (delivered by hand or by telecopy) of two Business Days from us to you or from you to us, in either case with a copy to the Trustee, such notice to be in place of any notice required under Section 3.03 of the Indenture. If you receive such a notice from any Person other than the undersigned, you agree to promptly deliver a copy of such notice to the undersigned, with a contemporaneous copy to the Beneficial Owner and its counsel for such purpose (if known to you).
The Notes subject to this letter agreement and the Other Letter Agreements shall become due and payable and shall be redeemed at 100% of the principal amount thereof plus (notwithstanding anything to the contrary in the Redemption Notice or the Indenture) interest accrued until redemption, upon the earliest to occur of (i) two Business Days after the sending of such Notice under this letter agreement or any Other Letter Agreement, (ii) the Maturity Date, (iii) any date on which the maturity of the Securities is accelerated and (iv) any amendment or modification of any Other Letter Agreement. Without limiting our rights to receive such price, we acknowledge that the portion of the Deposit Amount applied towards redemption of the Notes (the "Proportionate Deposit Amount") will be limited to an amount proportional to the amount of Securities held by us. Unless actually utilized to retire the Notes beneficially owned by the undersigned, the Trustee shall retain the Proportionate Deposit Amount exclusively for such purpose. We shall have no liability to you, and no holder of Securities that enters into an Other Letter Agreement shall have any liability to us, based on the delivery of any such notice or the consequences thereof. The foregoing exculpation shall also inure to the benefit of any Beneficial Owners and any direct or indirect pledgee of the Notes. For purposes of the second paragraph of Section 3.05 of the Indenture, the definition of "Redemption Date" set forth in Section 1.01 shall be deemed amended to read as follows:

             "'Redemption Date,' when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the letter agreements dated May 2, 1995 among the Company, the Trustee and the Holders amending this Indenture."

             We also waive, as holders of Securities and Series 2 Notes, any default that may have arisen under the Indenture or the Series 2 Note Indenture solely as a result of the application of Payments from NV Holdings not in excess of $5,552,048 to pay interest on April 1, 1995 on the Series 2 Notes; provided, however, that the foregoing waiver is based upon your representation and warranty, which you hereby make, that Exhibit A hereto accurately describes the amount, source and flow of such Payments and shall in any event expire on the day following the day fixed for redemption pursuant to clauses (i) - (iv) of the preceding paragraph. Except as specifically provided in the immediately preceding sentence, nothing in this letter agreement shall limit our rights with respect to any Default or Event of Default. You represent that as of the date hereof there is no other Default or Event of Default continuing.

             Between the date hereof and the date of imposition of the legend referred to in the next sentence, we agree not to transfer any of the Notes unless the transferee agrees in writing to be bound by the terms of this letter agreement. We agree to surrender the Notes to the Trustee promptly after the date hereof so that they can be legended to reflect the contents of this letter agreement, provided that the arrangements for such legending are reasonably satisfactory to us and to the Beneficial Owner.

             Please indicate that the foregoing represents our agreement by signing and returning the enclosed copy of this letter. This letter agreement shall represent a supplement to the Indenture. Except as supplemented hereby, the Indenture remains and shall remain in full force and effect. The Trustee shall have no liability to any Person with respect to its action or inaction pursuant to this letter agreement taken absent negligence or bad faith.

             This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

             This letter agreement shall not be effective until each of the following conditions has occurred: (i) this letter agreement shall have been duly executed and delivered by you and the Trustee, (ii) each Other Letter Agreement shall have been duly executed and delivered by all the parties thereto and (iii) the undersigned shall have received the executed legal opinion of Milbank, Tweed, Hadley & McCloy, substantially in the form of Exhibit B hereto.


                                          Very truly yours,

                                          DAFFODIL & CO.


                                          By___________________________
                                            Name:
                                            Title:

Accepted and agreed:

BGLS INC.

By_______________________
  Name:
  Title:

Acknowledged and agreed:

SHAWMUT BANK, N.A., Trustee

By_______________________
  Name:
  Title:

                                   EXHIBIT A



Dividends received from New Valley Holdings            $31,040,941

  Deposit Amount                                        23,874,179
  Interest on Securities                                 1,614,714
  Applied to interest on
    Series 2 Notes                                     $ 5,552,048

                                  May 2, 1995

AIF II, L.P.
Artemis America LLC
Mainstay High Yield Corporate
  Bond Fund
Tortoise & Co.



Ladies and Gentlemen:

             We have acted as special New York counsel to BGLS Inc. in connection with letter agreements dated as of the date hereof among each of you (or your nominee), the Company and Shawmut Bank, N.A., trustee under an Indenture (the "Indenture") dated as of September 30, 1994 relating to 13.75% Series 1 Senior Secured Notes due 1995 (the "Letter Agreements"). Terms defined in the Indenture are used herein as defined therein.

             In rendering the opinion expressed below, we have examined the following agreements, instruments and other documents:

             (a) the Indenture;

             (b) the Pledge Agreement;

             (c) the Letter Agreements; and

             (d) such other documents as we have deemed necessary as a basis for the opinion expressed below.

             Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinion expressed below, we are of the opinion that to the extent the Pledge Agreement created a security interest in the Collateral securing the Securities, that security interest was not affected by the call of the Securities for redemption on May 3, 1995, the deposit of the Redemption Price with the Trustee or the postponement of the redemption pursuant to the Letter Agreements.

             The foregoing opinion is limited to matters involving the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

             This opinion letter is provided to you by us in our capacity as special New York counsel to the Company and may not be relied upon by any person or for any purpose other than in connection with the transactions contemplated by the Letter Agreements without, in each instance, our prior written consent.

                                          Very truly yours,




MLW:MMI